                                    [GRAPHIC]



  SunAmerica

                           THE RETIREMENT SPECIALIST
    Money Market Funds
    2001 ANNUAL REPORT


                                                       [LOGO] AIG Sun America
                                                              Mutual Funds

                        Table of Contents
--------------------------------------------------------------------------------

                    MONEY MARKET REVIEW AND OUTLOOK....   2
                    STATEMENT OF ASSETS AND LIABILITIES   4
                    STATEMENT OF OPERATIONS............   5
                    STATEMENT OF CHANGES IN NET ASSETS.   6
                    FINANCIAL HIGHLIGHTS...............   7
                    PORTFOLIO OF INVESTMENTS...........   8
                    NOTES TO FINANCIAL STATEMENTS......  12

           December 31, 2001                                   ANNUAL REPORT

Dear Shareholders:

   We are pleased to present you with this annual report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund. The reporting period for both funds ended December 31, 2001.

   Before I begin, I would like to welcome all Municipal Money Market Fund shareholders to the SunAmerica family. As you know, the same investment team will continue to manage the Fund. Combined with the global presence and the respected reputation as a financial service leader of our parent company, American International Group (AIG), we believe the SunAmerica/North American Funds merger will prove to be of greater benefit to you now and in the future.

   This past year, domestic money markets were most affected by the Federal Reserve Board's 11 interest rate reductions. During 2001, the Federal Funds rate declined by a total of 4.75%. After starting the year at 6.50%, this key interest rate had declined to 1.75% at December 11th. The series of reductions occurred in response to the slowing economy and prompted the Fed to inject massive amounts of liquidity into the markets.

   The result of the aggressive easing in the money markets was an overall decline in yields. For example, top tier one-month commercial paper yields declined 1.96% over the semiannual period, closely tracking the 2.00% decline of the Federal Funds rate over the same time frame. Contrary to current market expectations, which appear to anticipate an increase in the Federal Funds rate by the end of 2002, we do not believe that the Fed will need to raise interest rates aggressively at any time in the near future. Demand, sparked by 0% financing on both the individual and corporate level, has likely borrowed from future months. Consumers will likely increase savings. Correspondingly, corporate America may offset weak balance sheets by reducing capital investments. Unemployment may continue to rise as well. These factors, coupled with a low inflationary environment, should allow interest rates to remain steady for at least the first half of 2002.

   While we vigilantly await a clear signal that the markets are moving toward a more positive bias to the best of our ability, we have minimized our portfolios' exposure to potential risks by investing in many of the highest grade money market assets available. We appreciate the confidence you have placed in us during this difficult interval and will continue to strive to serve your best interests as valued investors in our Funds.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President
SunAmerica Mutual Funds

         SunAmerica Money Market Fund
--------------------------------------------------------------------------------


Michael Cheah, Portfolio Manager
SunAmerica Asset Management

   2001 posed significant challenges for almost every class of assets as the economy entered recession and as the events of September 11th wrought economic and political change on an enormous scale. Given our concern for the economy and increased credit risk maintained minimal exposure to individual industrial names for most of 2001. Instead, we generally held a 40-45% investment in government agency papers while the rest of the portfolio was invested in broadly diversified A1+/P1 (highest rated) asset backed commercial paper.

   As a top-grade money market fund, these measures insured the quality of assets in the SunAmerica Money Market Fund, while reducing potential volatility. In addition, we held money market assets with longer than average maturities relative to those held by peer funds. Despite giving up some yield as we moved into higher-grade instruments, we were able to outperform our competitors by selecting these particular assets.

   Presently, because the economy is at a turning point, we are not certain whether we will witness recovery or signs of a deepening recession in the months immediately before us. Due to the tentative character of the markets at present, in the near term, we deem it wise to reserve our judgement with respect to committing to any one specific long-term investment strategy. Meanwhile, we remain invested in high grade money market assets.

   Rather than agreeing or disagreeing with any particular opinion of the market's direction, which at this time is unclear, we have adopted a "wait and see" stance. At the same time, we are cognizant of the many risks currently present in the markets, and have been extremely vigilant in monitoring them constantly.

   We patiently await a clear signal that the markets have begun to rally. When this occurs, we intend to treat that positive shift as a great investment opportunity. In the meantime, we wish to thank you for your confidence in us during this difficult investment interval. We will scrupulously continue to attend to the quality of the portfolio's assets and will employ every tool and strategy at our disposal in the coming months to bring you the best investment results possible.

         SunAmerica Municipal Money Market Fund
--------------------------------------------------------------------------------


Hutch Bryan, Portfolio Manager
American International Group Global Investment Corp. (AIGGIC)

   The biggest factor impacting municipal money fund rates in 2001 related to the Federal Reserve's 11 Federal Funds rate reductions. At the beginning of 2001, the Federal Funds rate stood at 6.50%. By year's end, it had declined to 1.75%. These rate reductions brought yields on money market funds down substantially.

   The BMA Municipal Bond Index, which serves as a performance barometer for the municipal money fund market, is comprised of more than 10,000 weekly variable rate demand notes. In 2001, the average yield for this index was 2.63%, versus 4.13% in 2000.

   Despite lower yields, 2001 was a particularly robust year for the municipal money funds market. Demand for these funds hit record highs during 2001, as investors moved assets into this arena to shield them from volatility in the equities markets. During the past year, municipal money funds increased 16% in assets under management, at one point reaching a record high of $286 billion. At year-end, the total amount invested in this category was approximately $275 billion.

   New issuances in this market also proved unusually strong in 2001, as issuers took advantage of low rates to float new debt. As issuers brought a wide array of new short-term municipal demand notes to the market, this unusually heavy supply was quickly tapped by traditional buyers, such as the money funds, and by non-traditional buyers as well, particularly corporations.

   The latter group quickly recognized that rates for municipal money fund instruments were actually somewhat inexpensive relative to their taxable counterparts and quickly moved into the market. This unusual buying activity resulted in large-scale purchases of these securities by customers ordinarily buying taxable instruments.

   To maximize yields within the portfolio during 2001, we purchased instruments with longer maturities, and bought large quantities of demand notes in March and April, when declines in assets, due to corporate and individual tax deadlines, cause prices for these securities to drop. Thus, the Fund was able to capitalize on high quality municipal variable rate demand notes at lower than average prices. Combined, the strategies we implemented to obtain longer maturities and lower prices added to the Fund's yield this past year.

   In closing, we wish to thank you for your continued confidence in us as your portfolio managers. We will continue our quest to serve your best interests by applying the best investment strategies to the highest quality municipal money market instruments available to you through SunAmerica's Municipal Money Market Fund.

      SunAmerica Money Market Funds
      STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2001
--------------------------------------------------------------------------------


                                                                   Municipal
                                                        Money        Money
                                                        Market      Market
                                                         Fund         Fund
                                                    -------------- ----------
  ASSETS:
  Investment securities, at value*................. $1,183,169,063 $6,629,855
  Receivable for fund shares sold..................     16,796,283      1,217
  Interest receivable..............................      1,601,050     23,844
  Due from advisor.................................          2,327     28,525
  Prepaid expenses.................................          7,012         --
                                                    -------------- ----------
   Total assets....................................  1,201,575,735  6,683,441
                                                    -------------- ----------
  LIABILITIES:
  Payable for fund shares repurchased..............     15,739,602      3,573
  Accrued expenses.................................        739,374     32,425
  Investment advisory fees payable.................        470,240      1,972
  Distribution and service fees payable............        201,569      2,620
  Dividends payable................................         42,421        257
  Due to custodian.................................          7,226        805
                                                    -------------- ----------
   Total liabilities...............................     17,200,432     41,652
                                                    -------------- ----------
     Net assets.................................... $1,184,375,303 $6,641,789
                                                    ============== ==========
  NET ASSETS WERE COMPOSED OF:
  Common stock, $.001 par value (10 billion shares
   authorized)..................................... $    1,184,207 $    6,636
  Additional paid-in capital.......................  1,183,022,933  6,629,053
                                                    -------------- ----------
                                                     1,184,207,140  6,635,689
  Undistributed net investment income..............        168,163      6,100
                                                    -------------- ----------
     Net assets.................................... $1,184,375,303 $6,641,789
                                                    ============== ==========
  Class A:
  Net assets....................................... $1,087,329,059 $3,828,582
  Shares outstanding...............................  1,087,260,231  3,824,733
  Net asset value.................................. $         1.00 $     1.00
                                                    ============== ==========
  Class B:
  Net assets....................................... $   55,066,012 $2,617,857
  Shares outstanding...............................     55,065,595  2,615,549
  Net asset value.................................. $         1.00 $     1.00
                                                    ============== ==========
  Class II
  Net assets....................................... $   33,644,195 $  195,350
  Shares outstanding...............................     33,644,599    195,266
  Net asset value.................................. $         1.00 $     1.00
                                                    ============== ==========
  Class I
  Net assets....................................... $    8,336,037 $       --
  Shares outstanding...............................      8,337,910         --
  Net asset value.................................. $         1.00 $       --
                                                    ================ ========
  *Amortized cost of investments................... $1,183,169,063 $6,629,855
                                                    ============== ==========

See Notes to Financial Statements

      SunAmerica Money Market Funds
      STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                  Money Market
                                                                                      Fund
                                                                                -----------------
                                                                                     For the
                                                                                   year ended
                                                                                December 31, 2001
                                                                                -----------------
NET INVESTMENT INCOME:
Interest                                                                           $45,442,662
                                                                                   -----------
EXPENSES:
Investment advisory and management fees........................................      5,115,355
Transfer agent and shareholder servicing fees -- Class A.......................      2,504,369
Transfer agent and shareholder servicing fees -- Class B.......................        100,350
Transfer agent and shareholder servicing fees -- Class II**....................         44,100
Transfer agent and shareholder servicing fees -- Class I.......................          2,923
Service fees -- Class A........................................................      1,519,358
Distribution and service fees -- Class B.......................................        352,515
Distribution and service fees -- Class II......................................        153,275
Custodian fees.................................................................        162,943
Registration fees -- Class A...................................................         58,656
Registration fees -- Class B...................................................         25,714
Registration fees -- Class II**................................................         12,778
Registration fees -- Class I...................................................          1,462
Printing expense...............................................................        195,165
Directors' fees................................................................         54,630
Audit and tax consulting fees..................................................         30,050
Legal fees.....................................................................         17,836
Insurance expense..............................................................          4,466
Miscellaneous expenses.........................................................         11,374
                                                                                   -----------
                                                                                    10,367,319
                                                                                   -----------
   Less: expense offset and reimbursement......................................        (11,283)
                                                                                   -----------
   Net expenses................................................................     10,356,036
                                                                                   -----------
Net investment income..........................................................     35,086,626
                                                                                   -----------
REALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized loss on investments (Note 4)......................................     (2,300,000)
Net increase from payment by affiliate resulting from net losses realized on the disposal of investments not meeting the investment guidelines of the
 fund (Note 4).................................................................      2,300,000
                                                                                   -----------
Net realized gain (loss) on investments........................................             --
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................    $35,086,626
                                                                                   ===========

                                                                                          Municipal Money
                                                                                            Market Fund
                                                                                ----------------------------------
                                                                                For the two month      For the
                                                                                   period ended       year ended
                                                                                December 31, 2001* October 31, 2001
                                                                                ------------------ ----------------
NET INVESTMENT INCOME:
Interest                                                                             $ 21,169          $222,059
                                                                                     --------          --------
EXPENSES:
Investment advisory and management fees........................................         3,890            24,551
Transfer agent and shareholder servicing fees -- Class A.......................         2,346            54,623
Transfer agent and shareholder servicing fees -- Class B.......................         1,518            34,954
Transfer agent and shareholder servicing fees -- Class II**....................           294             1,779
Transfer agent and shareholder servicing fees -- Class I.......................            --                --
Service fees -- Class A........................................................           682                --
Distribution and service fees -- Class B.......................................         2,774                --
Distribution and service fees -- Class II......................................           171                --
Custodian fees.................................................................         5,457             4,707
Registration fees -- Class A...................................................         1,332             3,384
Registration fees -- Class B...................................................         1,210             2,165
Registration fees -- Class II**................................................         1,147               110
Registration fees -- Class I...................................................            --                --
Printing expense...............................................................         3,744             1,185
Directors' fees................................................................           191                --
Audit and tax consulting fees..................................................        12,925             4,075
Legal fees.....................................................................           860               522
Insurance expense..............................................................             4               100
Miscellaneous expenses.........................................................           277             6,833
                                                                                     --------          --------
                                                                                       38,822           138,988
                                                                                     --------          --------
   Less: expense offset and reimbursement......................................       (29,565)          (84,081)
                                                                                     --------          --------
   Net expenses................................................................         9,257            54,907
                                                                                     --------          --------
Net investment income..........................................................        11,912           167,152
                                                                                     --------          --------
REALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized loss on investments (Note 4)......................................            --             6,100
Net increase from payment by affiliate resulting from net losses realized on the disposal of investments not meeting the investment guidelines of the
 fund (Note 4).................................................................            --                --
                                                                                     --------          --------
Net realized gain (loss) on investments........................................            --             6,100
                                                                                     --------          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................      $ 11,912          $173,252
                                                                                     ========          ========

 * See Note 7
** For the Municipal Money Market Fund, formerly the North American Municipal
   Money Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements

      SunAmerica Money Market Funds
      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Municipal Money
                                              Money Market Fund                               Market Fund
                                     ----------------------------------  -----------------------------------------------------
                                          For the           For the      For the two month       For the           For the
                                        year ended        year ended        period ended       year ended        year ended
                                     December 31, 2001 December 31, 2000 December 31, 2001* October 31, 2001* October 31, 2000*
                                     ----------------- ----------------- ------------------ ----------------- -----------------
INCREASE IN NET ASSETS
Operations:
Net investment income...............   $   35,086,626   $   48,868,516       $   11,912        $  167,152        $  203,329
Net realized gain (loss) on
 investments (Note 4)...............       (2,300,000)              --               --             6,100                --
Net increase from payment by
 affiliate resulting from net losses
 realized on the disposal
 of investments not meeting the
 investment guidelines of the fund
 (Note 4)...........................        2,300,000               --               --                --                --
                                      ---------------   --------------       ----------        ----------        ----------
Net increase in net assets resulting
 from operations....................   $   35,086,626   $   48,868,516       $   11,912        $  173,252        $  203,329
Dividends and distributions to
 shareholders from:
Net investment income (Class A).....      (33,720,123)     (47,147,951)          (8,153)         (100,073)         (132,291)
Net investment income (Class B).....         (897,091)      (1,369,820)          (3,550)          (63,903)          (70,804)
Net investment income (Class II)**..         (380,162)        (382,170)            (209)           (3,176)             (234)
Net investment income (Class I).....          (16,203)              --               --                --                --
                                      ---------------   --------------       ----------        ----------        ----------
Total dividends and distributions
 to shareholders....................      (35,013,579)     (48,899,941)         (11,912)         (167,152)         (203,329)
                                      ---------------   --------------       ----------        ----------        ----------
Increase in net assets from capital
 share transactions (Note 5)........      178,062,841       81,709,708          (79,010)         (622,220)          844,619
                                      ---------------   --------------       ----------        ----------        ----------
Total increase in net assets........      178,135,888       81,678,283          (79,010)         (616,120)          844,619
                                      ===============   ==============       ==========        ==========        ==========
Net Assets:
Beginning of year...................    1,006,239,415      924,561,132        6,720,799         7,336,919         6,492,300
                                      ---------------   --------------       ----------        ----------        ----------
End of period+......................   $1,184,375,303   $1,006,239,415       $6,641,789        $6,720,799        $7,336,919
                                      ===============   ==============       ==========        ==========        ==========
+ Undistributed net investment
  income............................   $      168,163   $       95,116       $    6,100        $       --        $       --
                                      ===============   ==============       ==========        ==========        ==========

 * See Note 7
** For the Municipal Money Market Fund, formerly the North American Municipal
   Money Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.

      SunAmerica Money Market Funds
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Money Market Fund
                                                   -----------------
                                                                                              Ratio of       Ratio of
                          Net                                      Net                        expenses         net
                         Asset                         Dividends  Asset            Net Assets    to         investment
                         Value      Net     Total from  from net  Value              end of   average       income to
        Period         beginning investment investment investment end of   Total     period     net          average
        Ended          of period   income   operations   income   period Return(1)  (000's)    assets       net assets
---------------------- --------- ---------- ---------- ---------- ------ --------- ---------- --------      ----------
                                                        Class A
                                                        -------
12/31/97..............  $1.000     $0.047     $0.047    $(0.047)  $1.000   4.82%   $  511,908   0.98%(2)       4.73%
12/31/98..............   1.000      0.047      0.047     (0.047)   1.000   4.80       687,801   0.95(2)        4.70
12/31/99..............   1.000      0.044      0.044     (0.044)   1.000   4.44       881,223   0.95(2)        4.36
12/31/00..............   1.000      0.054      0.054     (0.054)   1.000   5.57       971,137   0.95           5.47
12/31/01..............   1.000      0.034      0.034     (0.034)   1.000   3.45     1,087,329   0.93           4.04
                                                        Class B
                                                        -------
12/31/97..............   1.000      0.040      0.040     (0.040)   1.000   4.03        28,391   1.74(2)        3.95
12/31/98..............   1.000      0.039      0.039     (0.039)   1.000   3.96        34,828   1.75(2)        3.88
12/31/99..............   1.000      0.035      0.035     (0.035)   1.000   3.59        35,103   1.75(2)        3.53
12/31/00..............   1.000      0.046      0.046     (0.046)   1.000   4.72        24,090   1.76           4.62
12/31/01..............   1.000      0.025      0.025     (0.025)   1.000   2.57        55,066   1.75           3.76
                                                       Class II
                                                       --------
10/2/97-12/31/97(4)...  $1.000     $0.010     $0.010    $(0.010)  $1.000   1.00%   $      402   1.75%(3)(5)    4.01%(3)
12/31/98..............   1.000      0.039      0.039     (0.039)   1.000   3.94         1,433   1.75(5)        3.83
12/31/99..............   1.000      0.035      0.035     (0.035)   1.000   3.57         8,235   1.61           3.59
12/31/00..............   1.000      0.046      0.046     (0.046)   1.000   4.73        11,012   1.75(5)        4.67
12/31/01..............   1.000      0.026      0.026     (0.026)   1.000   2.63        33,644   1.69(5)        3.51
                                                        Class I
                                                        -------
11/16/01-12/31/01(4)..  $1.000     $0.002     $0.002    $(0.002)  $1.000    N/A    $    8,336   0.80%(3)(5)    0.84%(3)

                                              Municipal Money Market Fund
                                              ---------------------------
                                                        Class A
                                                        -------
10/31/99(6)...........  $1.000     $0.020     $0.020    $(0.020)  $1.000   2.18%   $    3,651   1.05%(5)       2.18%
10/31/00(6)...........   1.000      0.030      0.030     (0.030)   1.000   3.06         4,452   0.97(5)        3.03
10/31/01(6)...........   1.000      0.020      0.020     (0.020)   1.000   2.39         3,972   0.78(5)        2.39
11/1/01-12/31/01(6)(7)   1.000      0.013      0.013     (0.013)   1.000   2.05         3,829   0.62(3)(5)     1.71(3)
                                                        Class B
                                                        -------
10/31/99(6)...........  $1.000     $0.010     $0.010    $(0.010)  $1.000   1.42%   $    2,841   1.80%(5)       1.42%
10/31/00(6)...........   1.000      0.030      0.030     (0.030)   1.000   2.48         2,777   1.54(5)        2.44
10/31/01(6)...........   1.000      0.020      0.020     (0.020)   1.000   2.39         2,613   0.78(5)        2.38
11/1/01-12/31/01(6)(7)   1.000      0.008      0.008     (0.008)   1.000   1.97         2,618   1.13(3)(5)     1.27(3)
                                                       Class II
                                                       --------
8/10/00*-10/31/00(6)..  $1.000     $0.010     $0.010    $(0.010)  $1.000   0.71%   $      108   0.75%(5)       2.78%
10/31/01(6)...........   1.000      0.020      0.020     (0.020)   1.000   2.40           136   0.78(5)        2.33
11/1/01-12/31/01(6)(7)   1.000      0.008      0.008     (0.008)   1.000   1.97           195   1.15(3)(5)     1.14(3)

--------
 *Commencement of Operations
(1)Total return is not annualized and does not reflect sales load
(2)Net of transfer agent expense credits of:

                               12/31/97 12/31/98 12/31/99
                               -------- -------- --------
                       Class A   0.02%    0.03%    0.01%
                       Class B   0.02%    0.01%      --

(3)Annualized
(4)Commencement of sale of respective class of shares
(5)Net of the following expense reimbursements (based on average net assets):

                   12/31/97 12/31/98 12/31/00 12/31/01                                10/31/99 10/31/00   10/31/01 12/31/01(7)
Money Market Fund: -------- -------- -------- --------   Municipal Money Market Fund: -------- --------   -------- -----------
     Class II.....   4.74%    2.55%    0.18%    0.05%              Class A...........   0.84%    0.47%      1.18%     2.51%(3)
     Class I......     --       --       --     0.24%              Class B...........   0.89%    0.46%      1.18%     2.59%(3)
                                                                   Class II..........     --     0.41%(3)   1.18%     7.84%(3)

(6)The financial information for the periods prior to November 16, 2001 reflects the financial information for the North American Municipal Money Market Fund. See Note 7.
(7)Information presented for two month perid. See Note 7.
See Notes to Financial Statements

      SunAmerica Money Market Fund
      PORTFOLIO OF INVESTMENTS -- December 31, 2001
--------------------------------------------------------------------------------

                                               Principal
                                                 Amount                                    Value
            Security Description             (in thousands)  Rate**        Maturity       (Note 2)
----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 45.1%
ABSC Capital Corp...........................    $ 30,000    1.90-2.10% 1/08/02-2/20/02  $ 29,962,917
Amstel Funding Corp.........................      40,000    1.85-2.32  1/11/02-3/04/02    39,940,172
Apreco, Inc.................................      40,000    1.80-2.25  1/04/02-1/18/02    39,979,146
Atlantis One Funding Corp...................      30,000    2.23-3.41  1/11/02-4/26/02    29,890,542
Barton Capital Corp.........................      10,000       1.90        1/10/02         9,995,250
Cardinal Health, Inc........................       1,000       2.65        1/17/02           998,822
Ciesco LP...................................      10,000       1.90        1/04/02         9,998,417
Delaware Funding Corp.......................      30,000    1.77-1.89  1/11/02-1/22/02    29,976,766
Edison Asset Securitization LLP.............      30,000    1.76-1.90  1/04/02-1/18/02    29,982,237
Giro Funding Corp...........................      10,000       2.47        1/15/02         9,990,394
Goldman Sachs & Co..........................         352       3.35        1/15/02           351,541
Govco., Inc.................................      40,000    1.83-2.30  1/03/02-1/31/02    39,971,645
Grand Funding Corp..........................      10,000       1.90        1/10/02         9,995,250
Greyhawk Funding LLC........................      30,000    1.78-2.32  1/16/02-1/18/02    29,973,450
Kitty Hawk Funding Corp.....................      10,000       3.40        2/15/02         9,957,500
SBC Communications, Inc.....................         737       2.36        1/08/02           736,661
Sheffield Receivables Corp..................      20,000    1.88-2.06  1/15/02-1/22/02    19,981,021
Sigma Finance Corp.+........................      10,000       2.30        11/12/02       10,000,000
Sigma Finance Corp..........................      10,000       2.50        2/06/02         9,975,000
Silver Tower US Funding LLC.................      40,000    1.84-2.54  1/25/02-3/11/02    39,901,170
Sunflowers Funding Corp.....................      40,000    1.96-2.38  1/08/02-1/18/02    39,976,311
Surrey Funding Corp.........................      20,000    1.80-1.85  1/16/02-1/17/02    19,984,292
Sydney Capital Corp.........................      32,905    1.88-2.38  1/09/02-1/17/02    32,882,183
Tulip Funding Corp..........................      10,060       1.80        1/14/02        10,053,462
Windmill Funding Corp.......................      30,000    1.88-2.11  1/02/02-1/23/02    29,987,370
                                                                                        ------------
Total Commercial Paper
  (amortized cost $534,441,519).............                                             534,441,519
                                                                                        ------------
GOVERNMENT AGENCIES -- 41.0%
Agency for International Development Panama+       3,852       2.34        1/02/02         3,869,337
Federal Farm Credit Banks+..................      15,000       1.74        1/02/02        15,000,000
Federal Home Loan Bank......................      44,652    1.81-6.75  1/18/02-10/01/02   44,621,032
Federal Home Loan Mortgage Corp.............     161,973    1.80-4.29  1/02/02-12/05/02  159,919,838
Federal National Mortgage Association+......       2,000       1.53        1/02/02         1,999,916
Federal National Mortgage Association.......     241,665    1.75-6.63  1/03/02-12/13/02  240,359,043
Student Loan Marketing Association+.........      10,000       2.11        1/01/02        10,000,000
Student Loan Marketing Association..........      10,000       3.86        6/14/02         9,831,444
                                                                                        ------------
Total Government Agencies
  (amortized cost $485,600,610).............                                             485,600,610
                                                                                        ------------
MEDIUM TERM NOTES -- 4.0%
Associates Corp. of North America...........       1,000       8.47        1/07/02         1,000,730
Goldman Sachs & Co.+........................       9,000       2.61    1/13/02-1/15/02     9,000,120
Inter-America Development Bank..............       6,000       6.13        10/04/02        6,174,086
K2 Corp. LLC+...............................      10,000       2.04        1/08/02        10,000,000
Merrill Lynch & Co., Inc.+..................         500       2.31        1/02/02           500,266
NationsBank Corp.+..........................       1,000       2.02        3/15/02         1,000,886

See Notes to Financial Statements

      SunAmerica Money Market Fund
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                                    Principal
                                                                      Amount                             Value
                      Security Description                        (in thousands)   Rate**   Maturity    (Note 2)
-------------------------------------------------------------------------------------------------------------------
MEDIUM TERM NOTES (Continued)
Sigma Finance Corp.+.............................................    $20,000     1.83-1.86% 1/02/02  $   19,999,846
                                                                                                     --------------
Total Medium Term Notes
  (amortized cost $47,675,934)...................................                                        47,675,934
                                                                                                     --------------
TAXABLE MUNICIPAL MEDIUM TERM NOTES -- 3.4%
California Pollution Control Financing+..........................      6,500        2.00    1/02/02       6,500,000
Courtyards Mackinaw LLC+.........................................      5,015        2.07    1/03/02       5,015,000
Illinois Student Assistance Corp.+...............................     21,000     1.97-2.00  1/02/02      21,000,000
Texas G.O.+......................................................      7,415        2.00    1/02/02       7,415,000
                                                                                                     --------------
Total Taxable Municipal Medium Term Notes
  (amortized cost $39,930,000)...................................                                        39,930,000
                                                                                                     --------------
Total Investment Securities
 (amortized cost $1,107,648,063).................................                                     1,107,648,063
                                                                                                     ==============
REPURCHASE AGREEMENTS -- 6.4%
State Street Bank & Trust Co. Joint Repurchase Agreement (Note 2)        521        1.62    1/02/02         521,000
United Bank of Switzerland Joint Repurchase Agreement (Note 2)...     75,000        1.65    1/02/02      75,000,000
                                                                                                     --------------
Total Repurchase Agreements
 (amortized cost $75,521,000)....................................                                        75,521,000
                                                                                                     --------------
TOTAL INVESTMENTS
 (amortized cost $1,183,169,063*)................................       99.9%                         1,183,169,063
Other assets less liabilities....................................        0.1%                             1,206,240
                                                                     -------                         --------------
NET ASSETS.......................................................      100.0%                        $1,184,375,303
                                                                     =======                         ==============

--------
* At December 31, 2001, the cost of securities for Federal income tax purposes was the same for book purposes.
** Rates shown are rates in effect as of December 31, 2001.
+  Variable rate security; maturity date reflects the next reset date.

Portfolio breakdown as a percentage of net assets (excluding Repurchase Agreements) by industry@

          Finance................... 7.7%   Healthcare.........  0.1%
          Securities Holding Company 22.0   Telecommunications.   0.1
          Receivable Company........ 18.7   Municipalities.....   3.4
          Banking...................  0.5   Government Agencies  41.0
                                                                -----
                                                                93.5%
                                                                =====

@  As grouped by Moody's Investors Service Global Short Term Market Record.

See Notes to Financial Statements

      SunAmerica Municipal Money Market Fund
      PORTFOLIO OF INVESTMENTS -- December 31, 2001
--------------------------------------------------------------------------------

                                                              Principal
                                                                Amount                      Value
                   Security Description                     (in thousands) Rate  Maturity  (Note 2)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%
Arizona -- 7.5%
 Arizona Health Facilities Authority.......................      $200      1.72%  1/02/02 $  200,000
 Maricopa County Industrial Authority......................       300      1.86   1/03/02    300,000
                                                                                          ----------
                                                                                             500,000
                                                                                          ----------
Illinois -- 6.0%
 Illinois Health Facilities Authority......................       100      1.65   1/02/02    100,000
 Illinois Health Facilities Authority......................       300      1.70   1/03/02    300,000
                                                                                          ----------
                                                                                             400,000
                                                                                          ----------
Indiana -- 9.1%
 Indiana Secondary Market Educational......................       300      1.65   1/02/02    300,000
 Marion Indiana Economic Development.......................       300      1.65   1/02/02    300,000
                                                                                          ----------
                                                                                             600,000
                                                                                          ----------
Kentucky -- 4.5%
 Breckinridge County Kentucky Lease Program................       300      1.72   1/02/02    300,000
                                                                                          ----------
Louisiana -- 4.5%
 Port of New Orleans Port Facility.........................       300      4.25   4/01/02    300,756
                                                                                          ----------
Maine -- 4.5%
 Maine State Housing Authority.............................       300      1.65   1/02/02    300,000
                                                                                          ----------
Michigan -- 11.2%
 Detroit Michigan Sewage Disposal..........................       200      1.55   1/02/02    200,000
 East Grand Rapids Public School District..................       265      4.00   6/01/02    265,851
 Michigan State Strategic Fund.............................       275      1.75   1/02/02    275,000
                                                                                          ----------
                                                                                             740,851
                                                                                          ----------
Missouri -- 4.5%
 Missouri Higher Education Loan Student Loans..............       300      1.75   1/02/02    300,000
                                                                                          ----------
New York -- 4.5%
 Triborough Bridge & Tunnel Authority......................       300      1.50  12/26/01    300,000
                                                                                          ----------
Ohio -- 3.8%
 Franklin County Ohio Industrial Development...............       250      1.80   1/02/01    250,000
                                                                                          ----------

Pennsylvania -- 3.0%
 Philadelphia Pennsylvania Authority for Industrial
   Development.............................................       200      1.65   1/02/02    200,000
                                                                                          ----------

See Notes to Financial Statements

      SunAmerica Municipal Money Market Fund
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                                              Principal
                                                                            Amount/Shares                   Value
                           Security Description                             (in thousands) Rate  Maturity  (Note 2)
--------------------------------------------------------------------------------------------------------------------
Rhode Island -- 4.5%
 Rhode Island Health and Education.........................................     $  300     1.65%  1/02/02 $  300,000
                                                                                                          ----------

South Carolina -- 8.3%
 Piedmont Municipal Power Agency...........................................        250     1.55   1/02/02    250,000
 South Carolina Educational Facilities Authority...........................        300     1.60   1/03/02    300,000
                                                                                                          ----------
                                                                                                             550,000
                                                                                                          ----------
Tennessee -- 7.6%
 Metropolitan Government Nashville and Davidson County, Tennessee
   Industrial Development Board Revenue Bond...............................        200     1.67   1/02/02    200,000
 Putnam County, Tennessee..................................................        300     4.00   4/01/02    300,871
                                                                                                          ----------
                                                                                                             500,871
                                                                                                          ----------
Texas -- 10.1%
 Houston Texas Community College Systems...................................        270     3.00   4/15/02    270,568
 North Texas Higher Education Authority....................................        200     1.65   1/02/02    200,000
 Texas State University System.............................................        200     4.25   3/15/02    200,529
                                                                                                          ----------
                                                                                                             671,097
                                                                                                          ----------
Washington -- 4.5%
 Port of Seattle Industrial Development....................................        300     1.70  12/31/21    300,000
                                                                                                          ----------
Other -- 1.8%
 SSGA Municipal Money Market Fund..........................................        116     1.35   1/01/02    116,280
                                                                                                          ----------
TOTAL INVESTMENTS --
 (cost $6,629,855).........................................................       99.9%                    6,629,855
Other assets less liabilities..............................................        0.1                        11,934
                                                                                ------                    ----------
                                                                                                          ----------
NET ASSETS --                                                                    100.0%                   $6,641,789
                                                                                ======                    ==========




See Notes to Financial Statements

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001
--------------------------------------------------------------------------------

Note 1. Organization

   SunAmerica Money Market Funds (the "Trust") is an open-end diversified management investment company organized as a Maryland Corporation. Effective November 16, 2001, the North American Money Market Fund merged into the SunAmerica Money Market Fund. Additionally, the North American Municipal Money Market Fund reorganized into the Trust, as the SunAmerica Municipal Money Market Fund. Thus, the Trust consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high quality money market instruments.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund," formerly North American Municipal Money Market Fund) seeks liquidity, protection of capital and current income through investments in short-term money market securities that are exempt from regular federal income taxation.

   The Money Market Fund currently offers four classes of shares: Class A, Class B, Class II and Class I. The Municipal Money Market Fund currently offers three classes of shares: Class A, Class B, Class II. The classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

    Class A shares--Class A shares are sold with no front-end sales charges.
                    Contingent deferred sales charges ("CDSC") are imposed on Class A shares when shares are sold within two years of purchase. A 1.00% CDCS is imposed on shares sold within one year of original purchase; a 0.50% CDCS is charged on shares sold after the first year and within the second year after purchase.

    Class B shares--Class B shares are offered at the next determined net asset value per share, without any initial sales charge. A declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time are no longer subject to a distribution fee.

   Class II shares--Class II shares are sold with a front-end sales charge of
                    1.00% at the next determined net asset value per share. Certain redemptions made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------


    Class I shares--Class I shares are offered exclusively to certain institutions and have no front-end or contingent deferred sales charges.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares of each Fund has its own 12b-1 plan, which allows for distributions and account maintenance and service fees.

Note 2. Significant Accounting Policies

   The following is a summary of the significant account policies followed by the Funds in the preparation of its financial statements:

   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value including accrued interest is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

   As of December 31, 2001 the Money Market Fund had two repurchase agreement holdings: a 0.7% undivided interest, which represents $521,000 in principal amount and a 30.0% undivided interest, which represents $75,000,000 in principal amount. Each of these repurchase agreements were held in separate in joint accounts with other SunAmerica managed funds. As of such date, the repurchase agreements in the joint accounts and the collateral therefore were as follows:

   State Street Bank Repurchase Agreement, 1.62% dated 12/31/01 in aggregate principal amount of 70,499,000, repurchase price $70,505,345 due 1/2/02, collateralized by $72,390,000 of U.S. Treasury Bills, 1.71% due 05/09/02, approximate aggregate value of $70,949,850.

   United Bank of Switzerland Repurchase Agreement, 1.65% dated 12/31/01 in aggregate principal amount of $250,000,000, repurchase price $250,022,917 due 1/2/02, collateralized by $100,000,000 of U.S. Treasury Bonds, 13.25% due 5/15/14, $31,912,000 of U.S. Treasury Bonds, 8.13% due 5/15/21 and
   $50,000 of U.S. Treasury Bonds, 8.00% due 11/15/21, approximate aggregate value $250,000,000.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------


   Securities Transactions, Investment Income and Distributions to
   Shareholders: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Dividends from net investment income are declared daily and paid monthly.

   Use of Estimates in Financial Statement Preparation: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   Federal Income Taxes: It is the Funds' policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required. Each Fund is treated as a separate taxpayer for Federal Income Tax purposes.

   To the extent that capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations. For the year ended December 31, 2001, the Money Market Fund utilized a capital loss carryforward of $43,879.

   All dividends paid by the Money Market Fund during the year ended December 31, 2001 were taxable to shareholders as ordinary dividends. All dividends paid by the Municipal Money Market Fund for the same period were exempt from Federal Income Taxes. Additionally, on a tax basis, distributable earnings of $292,780 and $6,100 for the Money Market Fund and the Municipal Money Market Fund are undistributed ordinary income.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------


Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

   The Funds have an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo, an indirect wholly owned subsidiary of American International Group, Inc. Under the Agreement, SAAMCo provides continuous supervision of the Funds and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable to SAAMCo is computed daily and payable monthly, at an annual rate of 0.50% on the first $600 million of daily net assets, 0.45% on the next $900 million of net assets and 0.40% on net assets over $1.5 billion for the Money Market Fund and 0.35% of average daily net assets of the Municipal Money Market Fund. Prior to November 16, 2001, American General Asset Management Corp., Inc. (AGAM) was the adviser for the Municipal Money Market Fund.

   The Municipal Money Market Fund is sub-advised by American General Investment Management, L.P. (AGIM). AGIM is an indirect wholly-owned subsidiary of AIG and receives fees at a rate of 0.25% of the Fund's net assets.

   For the twelve months ended December 31, 2001, SAAMCo reimbursed expenses of $9,252 and $2,031 for Classes II and I, respectively, for the Money Market Fund. For the Municipal Money Market Fund, the expense reimbursements for the two month period ended December 31, 2001 were $16,245, $11,320, and $2,000 for Class A, Class B, and Class II, respectively. Of these expense reimbursements, $574, $382, and $19 were reimbursed by AGAM for Class A, Class B, and Class II, respectively for the period prior through November 16, 2001. The remaining balances were reimbursed by SAAMCO.

   The Funds have a distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Advisor. The Funds have adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Funds have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class II Plan." In adopting the Class A plan, the Class B Plan and the Class II plan, the directors determined that there was a reasonable likelihood that each such Plan would benefit the Funds and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares and Class II shares will not be used to subsidize the sale of Class A shares.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------


   Under the Class B Plan and the Class II Plan the Distributor receives payments from the Funds at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plans may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Funds may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on the Funds' Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. For the twelve months ended December 31, 2001 for the Money Market Fund and for the two months ended December 31, 2001 for the Municipal Money Market Fund, SACS received sales charges in the amount of $47,286 with $21,884 and $25,402 paid to affiliated and non-affiliated broker-dealers, respectively.

   SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Funds' Class A, Class B and Class II shares. The Funds' Class A contingent deferred sales charges are the result of purchases in excess of $1,000,000 into Class A of another fund in the SunAmerica Family of Mutual Funds and a subsequent exchange into the Funds, that was then redeemed within two years after the original purchase of such shares. For the twelve months ended December 31, 2001 for the Money Market Fund and for the two months ended December 31, 2001 for the Municipal Money Market Fund, SACS advised the Funds that it received $98,750, $430,014, and $52,770 in contingent deferred sales charges from certain redemptions of the Funds' Class A, Class B, and Class II shares, respectively.

   The Funds entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to its shareholders. The Service Agreement permits the Funds to reimburse SAFS for the costs incurred in providing such services, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Directors. For the twelve months ended December 31, 2001 for the Money Market Fund and for the two months ended December 31, 2001 for the Municipal Money Market Fund, the Funds incurred expenses of $2,228,392, $86,170, $37,467 and $2,144 for Class A, Class B, Class II and Class I, respectively, to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $325,944, $18,388, $9,792 and $2,349 was payable to SAFS at December 31, 2001 for Class A, Class B and Class II and Class I, respectively.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------


   Prior to November 16, 2001, American General Fund Distributors ("AGFD") served as principle underwriter and distributor for the Municipal Money Market Fund.

   At December 31, 2001, the Variable Annuity and Life Insurance Company, an indirect wholly-owned subsidiary of American International Group, Inc., owned over 5% of the outstanding shares of the Municipal Money Market Fund.

Note 4. Affiliate Transactions

   On January 17, 2001, Pacific Gas & Electric Corp. defaulted on the payment of the maturity proceeds for its Commercial Paper due that date. The SunAmerica Money Market Fund held $10 million face amount of this paper. SAAMCo, the Fund's adviser, purchased the paper from the Fund for $10,000,000 and received no shares of the Fund or other consideration in exchange for purchasing the paper. As a result, there was no impact to the shareholders. The Commercial Paper was valued at approximately $7,700,000 at the time of the purchase and would have resulted in a loss of $2,300,000 to the Fund if sold in the open market.

Note 5. Capital Activity

                                                             Money Market Fund
                  -------------------------------------------------------------------------------------------------------
                               Class A                         Class B                     Class II             Class I
                  --------------------------------  ----------------------------  --------------------------  ------------
                                                                                                                For the
                                                                                                              period from
                     For the          For the         For the        For the        For the       For the     November 16
                    year ended       year ended      year ended     year ended     year ended    year ended        to
                   December 31,     December 31,    December 31,   December 31,   December 31,  December 31,  December 31,
                       2001             2000            2001           2000           2001          2000          2001
                  ---------------  ---------------  -------------  -------------  ------------  ------------  ------------
Shares sold...... $ 3,956,028,889  $ 5,039,198,413  $ 120,888,215  $ 137,039,629  $ 96,395,037  $ 87,175,030   $  780,072
Shares issued in
 fund merger.....      24,888,390               --     10,766,241             --     8,395,965            --    7,946,402
Reinvested
 dividends.......      33,453,268       46,029,330        775,491      1,129,701       348,166       286,780       15,856
Shares redeemed..  (3,898,250,353)  (4,995,282,429)  (101,455,424)  (149,181,712)  (82,506,738)  (84,685,034)    (406,636)
                  ---------------  ---------------  -------------  -------------  ------------  ------------   ----------
Net Increase
 (decrease)...... $   116,120,194  $    89,945,314  $  30,974,523  $ (11,012,382) $ 22,632,430  $  2,776,776   $8,335,694
                  ===============  ===============  =============  =============  ============  ============   ==========


                                                            Municipal Money Market Fund
                  ----------------------------------------------------------------------------------------------------
                                 Class A                               Class B                              Class II
                  -------------------------------------  -----------------------------------  ------------------------
                  For the two    For the      For the    For the two    For the     For the   For the two    For the
                  months ended year ended    year ended  months ended year ended   year ended months ended  year ended
                  December 31, October 31,   October 31, December 31, October 31, October 31, December 31, October 31,
                      2001        2001          2000         2001        2001        2000         2001        2001*
                  ------------ -----------  ------------ ------------ ----------- ----------- ------------ -----------
Shares sold......  $ 147,659   $ 1,111,972  $ 2,115,642    $ 13,640    $  62,915   $ 416,013    $ 92,954    $ 168,884
Reinvested
 dividends.......      7,951       100,073       86,176       3,453       63,903      43,882         155        2,409
Shares redeemed..   (299,065)   (1,695,937)  (1,401,118)    (12,089)    (292,798)   (524,290)    (33,668)    (143,782)
                   ---------   -----------  -----------    --------    ---------   ---------    --------    ---------
Net Increase
 (decrease)......  $(143,455)  $  (483,892) $   800,700    $  5,004    $(165,980)  $ (64,395)   $ 59,441    $  27,511
                   =========   ===========  ===========    ========    =========   =========    ========    =========





                    For the
                  year ended
                  October 31,
                     2000*
                  -----------
Shares sold......  $112,080
Reinvested
 dividends.......       235
Shares redeemed..    (4,000)
                   --------
Net Increase
 (decrease)......  $108,314
                   ========

* For the Municipal Money Market Fund, formerly the North American Municipal Money Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.

      SunAmerica Money Market Funds
      NOTES TO FINANCIAL STATEMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

Note 6. Director's Retirement Plan

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a person greater than 70 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 2001, the Funds had accrued $124,617 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the period ended December 31, 2001 expensed $18,026 for the Retirement Plan, which is included in Director's fees and expenses on the Statement of Operations.

Note 7. Fund Merger

   On November 16, 2001, the SunAmerica Money Market Fund acquired the assets and liabilities of the North American Funds Money Market Fund in a tax-free exchange approved by the shareholders. Net assets as of the reorganization date were as follows:

Net assets of the SunAmerica Money Market Fund, prior to merger......... $1,098,110,944
Net assets of the North American Money Market Fund, prior to merger..... $   51,996,998
                                                                         --------------
Aggregate net assets of the SunAmerica Money Market Fund immediately following the acquisition............................................. $1,150,107,942

   Also on November 16, 2001, the SunAmerica Municipal Money Market Fund, a newly established fund, acquired the assets and liabilities of the North American Municipal Money Market Fund, pursuant to a plan of reorganization approved by the shareholders. The reorganization was accomplished by a tax-free exchange for shares in the SunAmerica Municipal Money Market Fund in an amount equal to the outstanding interests of the the North American Municipal Money Market Fund.

      SunAmerica Money Market Funds
      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of SunAmerica Money Market Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund (constituting the SunAmerica Money Market Funds, hereafter referred to as the "Funds") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2002

      SunAmerica Money Market Funds
      DIRECTORS INFORMATION (unaudited) -- December 31, 2001
--------------------------------------------------------------------------------

   The following table contains basic information regarding the Directors that oversee operations of the Funds and other investment companies within the SunAmerica Mutual Funds complex.

                                                                                             Number of
                                      Term of                                              Portfolios in
                       Position Held Office and                                                Fund
        Name,              With      Length of                  Principal                     Complex    Other Directorships
     Address and           Fund         Time                Occupations During               Overseen       Held Outside
    Date of Birth*        Complex      Served                  Past 5 years                 by Director     Fund Complex
    --------------     ------------- ---------- ------------------------------------------ ------------- -------------------
S. James Coppersmith     Director      17       Retired; formerly, President and                42         None
DOB: February 21, 1933                 years    General Manager, WCVB-TV, a division
                                                of the Hearst Corp. (1982 to 1994);
                                                Director/ Trustee of SunAmerica
                                                Mutual Funds ("SAMF") and
                                                Anchor Series Trust ("AST").
Samuel M. Eisenstat      Chairman      16       Attorney, solo practitioner; Chairman of        43         None
DOB: March 7, 1940       of the        years    the Boards of Directors/Trustees of
                         Board                  SAMF, AST and SunAmerica Senior
                                                Floating Rate Fund ("SASRF")
Stephen J. Gutman        Director      17       Partner and Managing Member of B.B.             43         None
DOB: May 10, 1943                      years    Associates LLC (menswear specialty
                                                retailing and other activities) since June
                                                1988; Director/Trustee of SAMF,
                                                AST and SASRF.
Peter A. Harbeck         Director      7        Director and President, SunAmerica,             80         None
DOB: January 23, 1954    and           years    since August 1995; Director, AIG Asset
                         President              Management International, Inc.
                                                ("AIGAMI") since 2000; Managing
                                                Director, John McStay Investment
                                                Counsel, L.P. ("JMIC") since June
                                                1999; Director, SACS, since August
                                                1993; Director and President,
                                                SunAmerica Fund Services, Inc.
                                                ("SAFS"), since 1988; President,
                                                SAMF, AST and SASRF; Director/
                                                Trustee, VALIC Company I & II, since
                                                July 2001.
Sebastiano Sterpa        Director      10       Founder and Chairman of the Board of            34         Director, Real
DOB: July 18, 1929                     years    the Sterpa Group (real estate) since                       Estate Business
                                                1962; Director/ Trustee of SAMF.                           Service and
                                                                                                           Countrywide
                                                                                                           Financial

      SunAmerica Money Market Funds
      DIRECTORS INFORMATION (unaudited) -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                                                        Number of
                                    Term of                                           Portfolios in
                     Position Held Office and                                             Fund
       Name,             With      Length of                Principal                    Complex    Other Directorships
    Address and       SunAmerica      Time              Occupations During              Overseen       Held Outside
   Date of Birth*       Complex      Served                Past 5 years                by Director     Fund Complex
   --------------    ------------- ---------- --------------------------------------- ------------- -------------------
Dr. Judith L. Craven   Director    less than  Retired Administrator. Trustee, VALIC        72        Director, Compaq
DOB: October 6, 1945               1 year     Company II ("VC II"), since 1998;                      Computer
                                              Director, VALIC Company I ("VC I")                     Corporation
                                              since 1998; Director/Trustee of SASFR                  since 1992;
                                              and SAMF. Formerly, Trustee, North                     Director, A.G.
                                              American Funds (2000 to 2001).                         Belo Corporation,
                                              Formerly, Director, CypressTree Senior                 a media
                                              Floating Rate Fund, Inc. (2000 to                      company since
                                              2001); Formerly, Director, USLIFE                      1992; Director,
                                              Income Fund, Inc. (1998 to 2001);                      SYSCO
                                              Formerly, President, United Way of the                 Corporation, a
                                              Texas Gulf Coast, a not for profit                     food marketing
                                              organization (1992 to 1998); Formerly,                 and distribution
                                              Director, Houston Branch of the Federal                company since
                                              Reserve Bank of Dallas (1992 to 2000);                 1996; Director,
                                              Formerly, Board Member, Sisters of                     Luby's Inc., a
                                              Charity of the Incarnate Word (1996 to                 restaurant chain
                                              1999).                                                 since1998;
                                                                                                     Director,
                                                                                                     University of
                                                                                                     Texas Board of
                                                                                                     Regents since
                                                                                                     2001

      SunAmerica Money Market Funds
      DIRECTORS INFORMATION (unaudited) -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                                                          Number of
                                      Term of                                           Portfolios in
                       Position Held Office and                                             Fund
        Name,              With      Length of                Principal                    Complex    Other Directorships
     Address and        SunAmerica      Time              Occupations During              Overseen       Held Outside
    Date of Birth*        Complex      Served                Past 5 years                by Director     Fund Complex
    --------------     ------------- ---------- --------------------------------------- ------------- -------------------
William F. Devin,        Director    less than  Member of the Board of Governors,            72              None
DOB: December 30, 1938               1 year     Boston Stock Exchange since 1985.
                                                Formerly, Executive Vice President of
                                                Fidelity Capital Markets, a division of
                                                National Financial Services Corporation
                                                (1966-1996); Formerly Director,
                                                CypressTree Senior Floating Rate
                                                Fund, Inc. (1997 to 2001). Formerly,
                                                Trustee, North American Funds (xxxx to
                                                2001) Director/Trustee of SAMF;
                                                SASFR; VCI and VCII.

--------
   * The business address for each Director is The SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.

   Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800)858-8850.

        SunAmerica Money Market Funds
--------------------------------------------------------------------------------

If you would like additional information:

   [_] Call FastFacts--our 24-hour, automated account and fund information hotline at 800-654-4760.

   [_]  Visit www.sunamericafunds.com for more up-to-date information.

                             SunAmerica Mutual Funds
                             thanks you for your continued support.

            [LOGO] AIG Sun America
                   Mutual Funds

            The SunAmerica Center
            733 Third Avenue
            New York, NY 10017-3204

 Directors                 Investment Adviser        This report is submitted
  S. James Coppersmith      SunAmerica Asset         solely for the general
  Dr. Judith L. Craven        Management Corp.       information of
  William F. Devin          The SunAmerica Center    shareholders of the Fund.
  Samuel  M. Eisenstat      733 Third Avenue         Distribution of this
  Stephen J. Gutman         New York, NY 10017-3204  report to persons other
  Peter A. Harbeck                                   than shareholders of
  Sebastiano Sterpa        Distributor               the Fund is authorized
                            SunAmerica Capital       only in connection with a
 Officers                     Services, Inc.         currently effective
  Peter A. Harbeck,         The SunAmerica Center    prospectus, setting forth
    President               733 Third Avenue         details of the Fund,
  Peter C. Sutton,          New York, NY 10017-3204  which must precede or
    Treasurer                                        accompany this report.
  Robert M. Zakem,         Shareholder Servicing
    Secretary              Agent
  Donna M. Handel, Vice     SunAmerica Fund
    President and             Services, Inc.
    Assistant Treasurer     The SunAmerica Center
  Michael Cheah, Vice       733 Third Avenue
    President               New York, NY 10017-3204
  J. Steven Neamtz, Vice
    President              Custodian and Transfer
  John Risner, Vice        Agent
    President               State Street Bank and
  Brian Wiese, Vice           Trust Company
    President               P.O. Box 419572
  Peter E. Pisapia, Vice    Kansas City, MO
    President and             64141-6572
    Assistant Secretary
  Abbe P. Stein, Vice
    President and
    Assistant Secretary
  Julie A. Stamm,
    Assistant Secretary
  Patrick Cronin,
    Assistant Treasurer
  Laura E. Filippone,
    Assistant Treasurer
  Cheryl L. Hawthorne,
    Assistant Treasurer
  Keith E. Roach,
    Assistant Treasurer

Distributed by:
SunAmerica Capital Services, Inc.
MMANN-12/01